SUPPLEMENT DATED JANUARY 25, 2017 TO
                   THE PROSPECTUSES DATED SEPTEMBER 22, 2016

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1490

         Guggenheim Investment Grade Corporate Trust 5-8 Year, Series 1
                              File No. 333-204686


   Notwithstanding anything to the contrary the above referenced Trust, E D & F Man Capital Markets Inc. may purchase units from the Sponsor at the liquidation price and sell Units to other broker-dealers and selling agents at a Public Offering Price less a concession or agency commission not to exceed the underwriter concession allowed to the Underwriters by the Sponsor as described in the "Underwriting Concessions" section of the Prospectus.

                       Please keep for future reference.